SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 1999

                        Lexmark International Group, Inc.
                        ---------------------------------
              (Exact name of registrant as specified in its charter)

            Delaware              1-14050                    22-3074422
            --------              -------                    ----------
 (State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)           File No.)                Identification No.)


One Lexmark Centre Drive, Lexington, Kentucky                    40550
---------------------------------------------                    -----
(Address of principal executive offices)                       (Zip code)





         Registrant's telephone number, including area code:  (606) 232-2000



            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 5.   Other Events

          On April 29, 1999, the Registrant issued the attached press release announcing a two-for-one stock split to be effected in the form of a stock dividend.


Item 7.   Exhibits.

          (c)  Exhibits

               Exhibit 20 -  Press Release dated April 29, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEXMARK INTERNATIONAL GROUP, INC.




                                        By:  /s/ Vincent J. Cole
                                           ---------------------------
                                           Vincent J. Cole
                                           Vice President, General Counsel and
                                             Secretary


Date:  April 29, 1999